Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

--------------------------------------------------------------------

In connection with the Quarterly  Report of Andean Development Corporation (the "Company") on Form  10-QSB for the  period  ended September 30, 2003,  as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Lance Larsen,  Chief Accounting Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 20, 2004

/s/ Lance Larsen____________________________

Lance Larsen,

 Chief Accounting Officer